Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 30, 2020 (this “Amendment”), by and among CASEY’S GENERAL STORES, INC. (the “Borrower”), the LENDERS party hereto and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the lending institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, Section 9.02 of the Credit Agreement provides that the Credit Agreement may be amended, modified or waived pursuant to a written agreement by the Borrower and the Required Lenders; and

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders party hereto amend certain provisions of the Credit Agreement, pursuant to Section 9.02 of the Credit Agreement, in certain respects as more fully described herein, and the Administrative Agent and the Lenders party hereto (which constitute the Required Lenders) have agreed to permit such amendments, all subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a)	The definition of “Collateral/Covenant Event” in Section 1.01 of the Credit Agreement is amended to replace the text in clauses (i) and (ii) thereto in each case with “[reserved]”.

(b)	The definition of “Intercreditor Agreement” in Section 1.01 of the Credit Agreement is amended and restated as follows:

“Intercreditor Agreement” means one or more intercreditor agreements each in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders; provided that a form of intercreditor agreement shall be deemed to be acceptable to the Lenders without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date on which such form of intercreditor agreement is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such form of intercreditor agreement.

(c)	The definition of “Pledge and Security Agreement” in Section 1.01 of the Credit Agreement is amended and restated as follows:

“Pledge and Security Agreement” means one or more pledge and/or security agreements each in form and substance reasonably acceptable to the Administrative Agent.

(d)	The definition of “Privately Placed Notes” in Section 1.01 of the Credit Agreement is amended and restated as follows:

“Privately Placed Notes” means, collectively, the Borrower’s (a) 3.67% Senior Notes, Series A due June 15, 2028, (b) 3.75% Senior Notes, Series B due December 18, 2028, (c) 3.65% Senior Notes, Series C due May 2, 2031, (d) 3.72% Senior Notes, Series D due October 28, 2031, (e) 3.51% Senior Notes, Series E due June 13, 2025, (f) 3.77% Senior Notes, Series F due August 22, 2028, (g) 2.85% Senior Notes, Series G due August 7, 2030, and (h) 2.96% Senior Notes, Series H due August 6, 2032.

(e)	Section 6.01(b) of the Credit Agreement is amended and restated as follows:

“(b)    Indebtedness under the Privately Placed Notes and other Indebtedness, in each case, as set forth in Schedule 6.01, and Permitted Refinancing Indebtedness in respect of Indebtedness permitted by this clause (b)”.

(f)	Section 6.13 of the Credit Agreement is amended by adding the following new clause (c) thereto:

“(c)    During a Collateral/Covenant Suspension Period, the Borrower and its Subsidiaries will not create, incur, assume or permit to exist Priority Debt in the nature of a credit facility, asset-based financing or a debt security or note unless such Indebtedness and/or Liens would be permitted under Section 6.01 and Section 6.02 of this Agreement, in each case assuming for this purpose that a Collateral/Covenant Period is in effect.”

(g)	The last sentence of Section 9.06 of the Credit Agreement is amended and restated as follows:
“Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document and the words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Loan Document shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.”

(h)	Exhibit C (Form of Pari Passu Intercreditor Agreement) of the Credit Agreement is removed in its entirety and replaced with “[Reserved]”.

(i)	Exhibit F (Form of Pledge and Security Agreement) of the Credit Agreement is removed in its entirety and replaced with “[Reserved]”.

(j)	Schedule 6.01 of the Credit Agreement is amended and restated in its entirety to read as set forth in Exhibit A hereto.

2.	Reaffirmation.

(a)
Each of the Loan Parties hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in the Credit Agreement and each other Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

(b)
Each of the Loan Parties, by its signature below, hereby affirms and confirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such obligations continue in full force and effect.

3.
Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in compliance with Section 9.02 of the Credit Agreement.

4.	Representations and Warranties. Each Loan Party hereby represents and warrants as follows as of the date hereof:

(a)
The execution and delivery of this Amendment by each Loan Party party hereto and the performance by such Loan Party hereof are within such Loan Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action.

(b)
No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange or any other Person are necessary for the execution, delivery or performance by any Loan Party of this Amendment or for the legality, validity or enforceability of this Amendment, except for: (i) authorizations, approvals or consents of, and filings or registrations with any Governmental Authority or any securities exchange to be effected immediately upon the execution of this Amendment and (ii) other consents, authorizations and filings that have been obtained or made and are in full force and effect or the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

(c)
Each of this Amendment and each other Loan Document, after giving effect to the amendments pursuant to this Amendment, have been duly executed and delivered by the Loan Parties party hereto and thereto, as applicable, and constitute legal, valid and binding obligations of the Loan Parties party hereto and thereto, enforceable against such Loan Parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)
The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

5.	Amendment No. 1 Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied or waived:

(a)	This Amendment shall have been executed and delivered by the Borrower and each other Loan Party, the Administrative Agent and Lenders comprising the Required Lenders.

(b)
The Administrative Agent shall have received all costs, fees and expenses due and payable to the Administrative Agent and the Arranger on or prior to the Amendment No. 1 Effective Date pursuant to the Loan Documents, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(c)
The representations and warranties of the Loan Parties set forth in Section 4 of this Amendment shall be true and correct in all material respects on and as of the date of hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

(d)	Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)
The Administrative Agent shall have received a certificate dated the Amendment No. 1 Effective Date and executed by a Responsible Officer of the Borrower stating that the conditions set forth in paragraphs (c) and (d) of this Section 5 are satisfied as of such date.

(f)
The Administrative Agent shall have received a copy of the definitive documentation governing the notes described in clauses (g) and (h) of the definition of “Privately Placed Notes” (as such definition is amended hereby), as executed and delivered by the parties thereto.

6.
Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.
Applicable Law; Waiver of Jury Trial; Submission to Jurisdiction; Waiver of Venue; Service of Process; Etc. The parties hereto acknowledge and agree that the provisions of Section 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and Section 9.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference herein, and shall apply to this Amendment as if set forth herein in full, mutatis mutandis. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8.
Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

9.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.	Loan Document. On and after the Amendment No. 1 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

11.
Effect of Amendment. The Credit Agreement, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer.

BORROWER:
CASEY’S GENERAL STORES, INC.
By: /s/Stephen P. Bramlage, Jr.
Name: Stephen P. Bramlage, Jr.
Title: Chief Financial Officer

Casey’s General Stores - Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent
By:/s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

Casey’s General Stores - Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender and Issuing Bank
By: /s/ John Flores
Name: John Flores
Title: Authorized Signatory

Casey’s General Stores - Amendment No. 1 to Credit Agreement

UMB Bank, n.a.

By: /s/ Robert P. Elbert
Name: Robert P. Elbert
Title: Senior Vice President

Casey’s General Stores - Amendment No. 1 to Credit Agreement

Goldman Sachs Bank USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Casey’s General Stores - Amendment No. 1 to Credit Agreement

COOPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as a Lender

By: /s/ Shane Koonce
Name: Shane Koonce
Title: Executive Director
By: /s/ Timothy J. Devane
Name: Timothy J. Devane
Title: Executive Director

Casey’s General Stores - Amendment No. 1 to Credit Agreement

MUFG Bank, Ltd., as a Lender

By: /s/ Katie Cunningham
Name: Katie Cunningham
Title: Director

Casey’s General Stores - Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Maureen S. Maplhus
Name: Maureen S. Malphus
Title: Vice President

Casey’s General Stores - Amendment No. 1 to Credit Agreement

BMO Harris Bank, N.A., as a Lender

By: /s/ Katherine Robinson
Name: Katherine Robinson
Title: Managing Director

Casey’s General Stores - Amendment No. 1 to Credit Agreement

EXHIBIT A

Schedule 6.01 to Credit Agreement

[See attached.]

Casey’s General Stores - Amendment No. 1 to Credit Agreement

Schedule 6.01

Existing Indebtedness

1.    Privately Placed Notes

Notes                                    Principal Balance

3.67% Senior Notes, Series A due June 15, 2028	$150,000,000
3.75% Senior Notes, Series B due December 18, 2028	$50,000,000
3.65% Senior Notes, Series C due May 2, 2031	$50,000,000
3.72% Senior Notes, Series D due October 28, 2031	$50,000,000
3.51% Senior Notes, Series E due June 13, 2025	$150,000,000
3.77% Senior Notes, Series F due August 22, 2028	$250,000,000
2.85% Senior Notes, Series G due August 7, 2030	$325,000,000
2.96% Senior Notes, Series H due August 6, 2032	$325,000,000
$1,350,000,000

Casey’s General Stores - Amendment No. 1 to Credit Agreement